UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 29, 2026
Date of Report (date of earliest event reported)
CLARIVATE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
(State or other jurisdiction of incorporation or organization)

001-38911
(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

70 St. Mary Axe
London	EC3A 8BE
United Kingdom
(Address of Principal Executive Offices)
(44) 207-433-4000
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	CLVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition.
On July 29, 2026, Clarivate Plc (the “Company”) issued a press release announcing earnings for the second quarter ended June
30, 2026. The press release has been furnished with this Form 8-K as Exhibit 99.1 and is posted on the investor relations section of the Company’s website (ir.clarivate.com/).
The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed”
for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.
Item 7.01.  Regulation FD Disclosure.
On July 29, 2026, the Company posted to its website supplemental information related to revenue, earnings, and guidance. The supplemental information has been furnished with this Current Report on Form 8-K as Exhibit 99.2 and is posted on the investor relations section of the Company’s website (ir.clarivate.com/).
The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed”
for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01.  Financial Statements and Exhibits
(d) Exhibits.

No.	Description
99.1	Press release issued by Clarivate Plc dated July 29, 2026
99.2	Supplemental Information dated July 29, 2026
104	The cover page from the Company's Current Report on Form 8-K dated July 29, 2026, formatted in Inline XBRL
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARIVATE PLC

Date: July 29, 2026	By: /s/ Jonathan M. Collins
Name: Jonathan M. Collins
Executive Vice President & Chief Financial Officer